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                             THE VANTAGEPOINT FUNDS

    Supplement dated September 27, 2007 to the Prospectus dated May 1, 2007, as supplemented May 14, 2007, May 22, 2007, and August 22, 2007

      This supplement changes the disclosure in the Prospectus and provides new information that should be read together with the Prospectus.

The following should be read in conjunction with the disclosure in the Prospectus relating to the following series of The Vantagepoint Funds. In addition, this supplement updates the information found in the Prospectus supplement dated August 22, 2007:

The implementation of the investment strategy changes described in the supplement to the Prospectus dated August 22, 2007 for the Model Portfolio Savings Oriented Fund, Model Portfolio Conservative Growth Fund, Model Portfolio Traditional Growth Fund, Model Portfolio Long-Term Growth Fund, Model Portfolio All Equity Growth Fund, Milestone Retirement Income Fund, Milestone 2010 Fund, Milestone 2015 Fund, Milestone 2020 Fund, Milestone 2025 Fund, Milestone 2030 Fund and Milestone 2035 Fund has been delayed. The revised investment strategies will be implemented on or about October 30, 2007.

                            [End of Prospectus Supplement]

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